Exhibit 99.1
NEWS RELEASE
As previously announced, TDS will hold a teleconference on February 20, 2026, at 9:00 a.m. CST. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
TDS reports fourth quarter and full year 2025 results

TDS Telecom increases its long-term marketable fiber service goal to 2.1 million addresses
TDS Telecom and Array provide 2026 guidance
CHICAGO (February 20, 2026) — Telephone and Data Systems, Inc. (NYSE:TDS) reported results for the fourth quarter and full year 2025.
“2025 was a year of significant transformation for TDS,” said Walter Carlson, President and CEO. “We completed the largest transaction in our history with the sale of our wireless business, launched a new tower company now operating as Array, and ended the year with 1.06 million marketable fiber service addresses at TDS Telecom. These actions strengthened our balance sheet and positioned the company for sustainable growth."
Highlights
TDS
•Repurchased 1,765,863 Common Shares for $67.4 million in the fourth quarter of 2025
•Repaid $150 million of Export Development Canada debt in January 2026

TDS Telecom
•Executed on fiber broadband strategy
◦Grew fiber net additions 44,900 in 2025
◦Deployed 140,000 new marketable fiber service addresses in 2025
•Increased long-term marketable fiber service address goal to 2.1 million, an increase of 300,000 addresses
Array
•Grew site rental revenues 51% year over year
•Closed on the sale of wireless spectrum with AT&T on January 13, 2026, for $1.018 billion
•Paid a $10.25 per share special dividend on February 2, 2026

TDS reported total operating revenues from continuing operations of $330.7 million for the fourth quarter of 2025, versus $295.3 million for the same period one year ago. Net income attributable to TDS common shareholders and related diluted earnings per share from continuing operations were $37.2 million and $0.32, respectively, for the fourth quarter of 2025 compared to $1.0 million and $0.01, respectively, in the same period one year ago.
TDS reported total operating revenues from continuing operations of $1,228.2 million and $1,297.0 million for the years ended 2025 and 2024, respectively. Net income (loss) attributable to TDS common shareholders and related diluted earnings (loss) per share from continuing operations were $48.2 million and $0.39, respectively, for the year ended 2025 compared to $(141.4) million and $(1.24), respectively, for the year ended 2024.
“In 2026, we intend to continue to advance our strategic priorities by investing in the expansion of TDS Telecom’s fiber business and supporting co‑location and profitability initiatives at Array. We also expect to close our pending spectrum transactions and pursue opportunities to further monetize our remaining spectrum,” Carlson added.

2026 Estimated Results

TDS’ current estimates of full-year 2026 results for TDS Telecom and Array are shown below. Such estimates represent management’s view as of February 20, 2026 and should not be assumed to be current as of any future date. TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise. There can be no assurance that final results will not differ materially from estimated results.

TDS Telecom	2026 Estimated Results	Actual Results for the Year Ended December 31, 2025*
(Dollars in millions)
Total operating revenues	$1,015-$1,055	$1,038
Adjusted OIBDA[1] (Non-GAAP)	$300-$340	$319
Adjusted EBITDA[1] (Non-GAAP)	$310-$350	$330
Capital expenditures	$550-$600	$406
* The 2025 divestitures at TDS Telecom impact year-over-year comparisons. The divested markets contributed $19M in annual revenues in 2025.

Array	2026 Estimated Results	Actual Results for the Year Ended December 31, 2025
(Dollars in millions)
Total operating revenues	$200-$215	$163
Adjusted OIBDA[1] (Non-GAAP)	$50-$65	$1
Adjusted EBITDA[1] (Non-GAAP)	$200-$215	$194
Capital expenditures	$25-$35	$30

The following tables reconcile EBITDA, Adjusted EBITDA, and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income before income taxes. In providing 2026 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	TDS Telecom		Array
	2026 Estimated Results	Actual Results for the Year Ended December 31, 2025	2026 Estimated Results	Actual Results for the Year Ended December 31, 2025
(Dollars in millions)
Net income from continuing operations (GAAP)	N/A	$28	N/A	$172
Add back:
Income tax expense (benefit)	N/A	10	N/A	(31)
Income (loss) before income taxes (GAAP)	($15)-$25	$38	$780-$795	$141
Add back or deduct:
Interest expense	—	(7)	45	28
Depreciation, amortization and accretion	325	300	50	48
EBITDA (Non-GAAP)[1]	$310-$350	$331	$875-$890	$218
Add back or deduct:
Expenses related to strategic alternatives review	—	6	—	2
Loss on impairment of intangible assets	—	1	—	48
(Gain) loss on asset disposals, net	—	15	—	2
(Gain) loss on sale of business and other exit costs, net	—	(23)	—	—
(Gain) loss on license sales and exchanges, net	—	—	(595)	(6)
Short-term imputed spectrum lease income	—	—	(80)	(69)
Adjusted EBITDA (Non-GAAP)[1]	$310-$350	$330	$200-$215	$194
Deduct:
Equity in earnings of unconsolidated entities	—	—	140	174
Interest and dividend income	5	6	10	19
Other, net	5	5	—	—
Adjusted OIBDA (Non-GAAP)[1]	$300-$340	$319	$50-$65	$1
Numbers may not foot due to rounding.
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. TDS does not intend to imply that any such items set forth in the reconciliation above are infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, nonrecurring expenses, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, gains and losses while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes.

Conference Call Information
TDS will hold a conference call on February 20, 2026 at 9:00 a.m. Central Time.
•Access the live call on the Events & Presentations page of investors.tdsinc.com or at
https://events.q4inc.com/attendee/189864142

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS) provides broadband, video, voice and wireless services through its TDS Telecom business. Array leases tower space to tenants and provides ancillary services, holds noncontrolling interests in primarily wireless operating companies and holds certain wireless spectrum licenses. Founded in 1969, TDS is headquartered in Chicago.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
John Toomey, Treasurer and Vice President - Corporate Relations
john.toomey@tdsinc.com

Julie Mathews, Director - Investor Relations
julie.mathews@tdsinc.com
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company's plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: the manner in which Array's remaining business is conducted; strategic decisions regarding the tower business; whether the additional spectrum license sales to T-Mobile and the previously announced spectrum license sales to Verizon are consummated; whether Array can monetize its remaining spectrum assets; intense competition; economic and business risks associated with fixed rate annual escalators on colocation revenue contracts; Array's reliance on a small number of tenants for a substantial portion of its revenues; the ability to attract people of outstanding talent throughout all levels of the organization; TDS' lack of scale relative to larger competitors; inability to protect TDS' real estate rights, with respect to land leases; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances or changes in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties and/or expansion of TDS’ businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties with which TDS does business; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and Array indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments, including significant investments in wireless operating entities Array does not control; the state and federal regulatory environment, including changes in regulatory support received and the ability to pass through certain regulatory fees to customers; pending and future litigation; cyber-attacks or other breaches of network or information technology security; control by the TDS Voting Trust; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; and extreme weather events. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of TDS’ Form 10-K.
For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
TDS Telecom: www.tdstelecom.com
Array: investors.arrayinc.com

Array Digital Infrastructure, Inc.
Summary Operating Data (Unaudited)

As of or for the Quarter Ended	12/31/2025	9/30/2025
Capital expenditures from continuing operations (thousands)	$12,933	$7,927
Owned towers	4,450	4,449
Number of colocations[1]	4,572	4,517
Tower tenancy rate[2]	1.03	1.02
1Represents instances where a third-party leases space on a company-owned tower. Includes T-Mobile MLA committed site minimum of 2,015. Excludes Interim Sites whereby T-Mobile is leasing up to 1,800 sites for a period of up to 30 months subject to the terms and conditions of the MLA.
2Calculated as total number of colocations divided by total number of towers. Includes T-Mobile MLA committed site minimum of 2,015. Excludes Interim Sites whereby T-Mobile is leasing up to 1,800 sites for a period of up to 30 months subject to the terms and conditions of the MLA.

TDS Telecom
Summary Operating Data (Unaudited)

As of or for the Quarter Ended	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Residential connections
Broadband
Incumbent Fiber	127,300	123,500	121,200	119,700	118,500
Incumbent Copper	91,200	102,000	106,500	112,600	116,900
Expansion Fiber	160,600	150,700	141,800	133,200	126,100
Cable	182,800	186,100	188,200	190,200	191,500
Total Broadband	561,900	562,400	557,700	555,800	553,000
Video	111,500	114,300	116,500	118,700	121,000
Voice	228,900	242,200	248,700	256,900	261,600
Wireless	3,300	2,200	1,600	900	100
Total Residential connections	905,600	921,100	924,500	932,300	935,700
Commercial connections	173,900	180,300	184,300	187,600	190,500
Total connections[1]	1,079,500	1,101,300	1,108,800	1,119,900	1,126,300

Total residential fiber net adds	15,100	11,200	10,300	8,300	13,600
Total residential broadband net adds	4,500	4,600	3,900	2,800	7,900

Residential fiber churn[2]	1.2%	1.5%	1.1%	0.9%	1.0%
Total residential broadband churn	1.6%	1.7%	1.5%	1.3%	1.4%

Residential revenue per connection[3]	$65.95	$65.66	$65.85	$65.67	$64.72

Capital expenditures (thousands)	$154,904	$102,429	$90,187	$58,870	$81,743
Numbers may not foot due to rounding.
1Divestitures in 2025 resulted in a decrease of 19,400 connections, including 7,700 residential broadband connections.
2Residential fiber churn represents the percentage of incumbent and expansion fiber connections that disconnected service each month. These rates represent the average monthly churn rate for each respective period.
3Total residential revenue per connection is calculated by dividing total residential revenue by the average number of residential connections and by the number of months in the period.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
(Dollars and shares in thousands, except per share amounts)
Operating revenues
TDS Telecom	$260,956	$264,295	(1)%	$1,038,358	$1,060,857	(2)%
Array	60,328	26,089	N/M	162,961	102,933	58%
All Other[1]	9,428	4,964	90%	26,888	133,188	(80)%
	330,712	295,348	12%	1,228,207	1,296,978	(5)%
Operating expenses
TDS Telecom
Expenses excluding depreciation, amortization and accretion	179,941	187,101	(4)%	725,672	720,517	1%
Depreciation, amortization and accretion	76,720	71,713	7%	300,196	270,660	11%
Loss on impairment of intangible assets	900	1,103	(18)%	900	1,103	(18)%
(Gain) loss on asset disposals, net	7,163	4,032	78%	15,054	12,376	22%
(Gain) loss on sale of business and other exit costs, net	(17,886)	(49,108)	64%	(23,121)	(49,108)	53%
	246,838	214,841	15%	1,018,701	955,548	7%
Array
Expenses excluding depreciation, amortization and accretion	38,204	43,733	(13)%	163,929	175,553	(7)%
Depreciation, amortization and accretion	12,402	12,156	2%	48,262	47,212	2%
Loss on impairment of intangible assets	—	—	N/M	47,679	136,234	(65)%
(Gain) loss on asset disposals, net	1,125	219	N/M	1,746	809	N/M
(Gain) loss on license sales and exchanges, net	—	(900)	—	(6,123)	3,460	N/M
	51,731	55,208	(6)%	255,493	363,268	(30)%
All Other[1]
Expenses excluding depreciation, amortization and accretion	14,610	14,989	(3)%	48,721	180,882	(73)%
Depreciation, amortization and accretion	667	950	(30)%	3,427	7,825	(56)%
(Gain) loss on asset disposals, net	36	(9)	N/M	47	(44)	N/M
(Gain) loss on sale of business and other exit costs, net	—	(7,510)	N/M	(797)	(19,242)	96%
	15,313	8,420	82%	51,398	169,421	(70)%
Total operating expenses	313,882	278,469	13%	1,325,592	1,488,237	(11)%

Operating income (loss)
TDS Telecom	14,118	49,454	(71)%	19,657	105,309	(81)%
Array	8,597	(29,119)	N/M	(92,532)	(260,335)	64%
All Other[1]	(5,885)	(3,456)	(70)%	(24,510)	(36,233)	(32)%
	16,830	16,879	—	(97,385)	(191,259)	49%
Other income (expense)
Equity in earnings of unconsolidated entities	26,792	38,506	(30)%	176,101	163,623	8%
Interest and dividend income	12,263	6,933	77%	40,307	27,201	48%
Interest expense	(12,316)	(29,657)	58%	(112,668)	(108,575)	(4)%
Short-term imputed spectrum lease income	38,619	—	N/M	69,033	—	N/M
Other, net	3,112	2,541	22%	13,574	5,622	N/M
Total other income	68,470	18,323	N/M	186,347	87,871	N/M
Income (loss) before income taxes	85,300	35,202	N/M	88,962	(103,388)	N/M
Income tax expense (benefit)	22,936	14,728	56%	(62,184)	(22,067)	N/M
Net income (loss) from continuing operations	62,364	20,474	N/M	151,146	(81,321)	N/M
Less: Net income (loss) from continuing operations attributable to noncontrolling interests, net of tax	7,839	2,163	N/M	33,742	(9,150)	N/M
Net income (loss) from continuing operations attributable to TDS shareholders	$54,525	$18,311	N/M	$117,404	$(72,171)	N/M

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
(Dollars and shares in thousands, except per share amounts)
Net income (loss) from discontinued operations	$1,246	$(13,313)	N/M	$(130,904)	$54,840	N/M
Less: Net income (loss) from discontinued operations attributable to noncontrolling interests, net of tax	(701)	(865)	(19)%	(7,264)	10,374	N/M
Net income (loss) from discontinued operations attributable to TDS shareholders	1,947	(12,448)	N/M	(123,640)	44,466	N/M

Net income (loss)	63,610	7,161	N/M	20,242	(26,481)	N/M
Less: Net income attributable to noncontrolling interests, net of tax	7,138	1,298	N/M	26,478	1,224	N/M
Net income (loss) attributable to TDS shareholders	56,472	5,863	N/M	(6,236)	(27,705)	77%
TDS Preferred Share dividends	17,306	17,306	—	69,225	69,225	—
Net income (loss) attributable to TDS common shareholders	$39,166	$(11,443)	N/M	$(75,461)	$(96,930)	22%

Basic weighted average shares outstanding	114,767	114,282	–	115,179	113,714	1%

Basic earnings (loss) per share from continuing operations attributable to TDS common shareholders	$0.32	$0.01	N/M	$0.42	$(1.24)	N/M
Basic earnings (loss) per share from discontinued operations attributable to TDS common shareholders	$0.02	$(0.11)	N/M	$(1.08)	$0.39	N/M
Basic earnings (loss) per share attributable to TDS common shareholders	$0.34	$(0.10)	N/M	$(0.66)	$(0.85)	23%

Diluted weighted average shares outstanding	117,516	118,273	(1)%	118,563	113,714	4%

Diluted earnings (loss) per share from continuing operations attributable to TDS common shareholders	$0.32	$0.01	N/M	$0.39	$(1.24)	N/M
Diluted earnings (loss) per share from discontinued operations attributable to TDS common shareholders	$0.01	$(0.11)	N/M	$(1.04)	$0.39	N/M
Diluted earnings (loss) per share attributable to TDS common shareholders	$0.33	$(0.10)	N/M	$(0.65)	$(0.85)	23%

N/M - Percentage change not meaningful.
1    Consists of TDS corporate, intercompany eliminations and all other business operations not included in the Array and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)

Year Ended December 31,	2025	2024
(Dollars in thousands)
Cash flows from operating activities
Net income (loss)	$20,242	$(26,481)
Net income (loss) from discontinued operations	(130,904)	54,840
Net income (loss) from continuing operations	151,146	(81,321)
Add (deduct) adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation, amortization and accretion	351,885	325,697
Bad debts expense	8,172	7,424
Stock-based compensation expense	27,174	18,335
Deferred income taxes, net	(66,190)	(20,978)
Equity in earnings of unconsolidated entities	(176,101)	(163,623)
Distributions from unconsolidated entities	215,599	168,701
Loss on impairment of intangible assets	48,579	137,337
(Gain) loss on asset disposals, net	16,847	13,141
(Gain) loss on sale of business and other exit costs, net	(23,918)	(68,350)
(Gain) loss on license sales and exchanges, net	(6,123)	3,460
Other operating activities	29,617	4,576
Changes in assets and liabilities from operations
Accounts receivable	(24,189)	6,185
Inventory	(10)	(327)
Accounts payable	(9,830)	(56,066)
Customer deposits and deferred revenues	(70,569)	399
Accrued taxes	(19,837)	(5,105)
Other assets and liabilities	(113,968)	6,295
Net cash provided by operating activities - continuing operations	338,284	295,780
Net cash provided by operating activities - discontinued operations	251,605	850,093
Net cash provided by operating activities	589,889	1,145,873

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(390,529)	(365,446)
Cash paid for licenses	(4,175)	(19,198)
Cash received from divestitures	72,342	147,267
Other investing activities	4,067	1,449
Net cash used in investing activities - continuing operations	(318,295)	(235,928)
Net cash provided by (used in) investing activities - discontinued operations	2,462,399	(518,572)
Net cash provided by (used in) investing activities	2,144,104	(754,500)

Cash flows from financing activities
Issuance of long-term debt	325,000	440,000
Repayment of long-term debt	(1,962,116)	(455,548)
Tax withholdings, net of cash receipts, for TDS stock-based compensation awards	(1,275)	(2,308)
Tax withholdings, net of cash receipts, for Array stock-based compensation awards	(63,446)	(11,246)
Repurchase of TDS Common Shares	(108,129)	—
Repurchase of Array Common Shares	(21,360)	(54,091)
Dividends paid to TDS shareholders	(87,670)	(104,383)
Array dividends paid to noncontrolling public shareholders	(358,579)	—
Payment of debt issuance costs	(8,830)	(16,170)
Distributions to noncontrolling interests	(21,932)	(4,716)
Cash paid for software license agreements	(1,933)	(1,251)
Other financing activities	(16,258)	(1,115)
Net cash used in financing activities - continuing operations	(2,326,528)	(210,828)
Net cash used in financing activities - discontinued operations	(20,537)	(66,631)
Net cash used in financing activities	(2,347,065)	(277,459)

Net increase in cash, cash equivalents and restricted cash	386,928	113,914

Cash, cash equivalents and restricted cash
Beginning of period	383,222	269,308
End of period	$770,150	$383,222

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

December 31,	2025	2024
(Dollars in thousands)
Current assets
Cash and cash equivalents	$765,952	$363,612
Accounts receivable, net	109,981	98,552
Inventory, net	4,062	4,052
Prepaid expenses	28,206	32,367
Income taxes receivable	1,292	2,487
Current assets of discontinued operations	—	1,163,032
Other current assets	13,976	31,088
Total current assets	923,469	1,695,190

Non-current assets held for sale	1,598,131	12

Non-current assets of discontinued operations	—	4,499,561

Licenses	1,642,972	3,289,648

Other intangible assets, net	131,673	160,804

Investments in unconsolidated entities	461,922	500,471

Property, plant and equipment, net	2,965,455	2,876,214

Operating lease right-of-use assets	515,081	520,902

Other assets and deferred charges	159,600	139,430

Total assets	$8,398,303	$13,682,232

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

December 31,	2025	2024
(Dollars in thousands, except per share amounts)
Current liabilities
Current portion of long-term debt	$5,274	$31,131
Accounts payable	115,822	74,866
Customer deposits and deferred revenues	125,140	46,992
Accrued interest	2,836	8,999
Accrued taxes	46,721	36,561
Accrued compensation	56,774	147,061
Short-term operating lease liabilities	26,180	27,529
Current liabilities of discontinued operations	20,242	671,575
Other current liabilities	41,322	44,980
Total current liabilities	440,311	1,089,694

Non-current liabilities of discontinued operations	—	2,310,660

Deferred liabilities and credits
Deferred income tax liability, net	743,633	980,769
Long-term operating lease liabilities	549,617	540,904
Other deferred liabilities and credits	574,025	460,676

Long-term debt, net	823,364	2,415,686

Noncontrolling interests with redemption features	—	15,831

Total equity	5,267,353	5,868,012

Total liabilities and equity	$8,398,303	$13,682,232

Balance Sheet Highlights
(Unaudited)

	December 31, 2025
	TDS Telecom	Array	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated
(Dollars in thousands)
Cash and cash equivalents	$144,968	$113,400	$655,894	$(148,310)	$765,952

Licenses and other intangible assets	$131,826	$1,642,187	$632	$—	$1,774,645
Investment in unconsolidated entities	3,947	412,608	55,868	(10,501)	461,922
	$135,773	$2,054,795	$56,500	$(10,501)	$2,236,567

Property, plant and equipment, net	$2,562,057	$388,999	$14,399	$—	$2,965,455

Long-term debt, net:
Current portion	$160	$4,063	$1,051	$—	$5,274
Non-current portion	2,887	670,258	150,219	—	823,364
	$3,047	$674,321	$151,270	$—	$828,638

TDS Telecom Highlights
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
(Dollars in thousands)
Operating revenues
Residential
Incumbent	$80,179	$86,164	(7)%	$332,347	$355,395	(6)%
Expansion	41,935	31,373	34%	152,531	114,113	34%
Cable	58,847	64,787	(9)%	245,100	270,444	(9)%
Total residential	180,961	182,324	(1)%	729,978	739,952	(1)%
Commercial	33,941	37,374	(9)%	137,258	147,564	(7)%
Wholesale	45,965	44,363	4%	170,499	172,520	(1)%
Total service revenues	260,867	264,061	(1)%	1,037,735	1,060,036	(2)%
Equipment revenues	89	234	(62)%	623	821	(24)%
Total operating revenues	260,956	264,295	(1)%	1,038,358	1,060,857	(2)%

Cost of operations (excluding Depreciation, amortization and accretion reported below)	99,351	103,047	(4)%	399,616	399,815	—
Cost of equipment and products	193	208	(8)%	754	723	4%
Selling, general and administrative expenses	80,397	83,846	(4)%	325,302	319,979	2%
Depreciation, amortization and accretion	76,720	71,713	7%	300,196	270,660	11%
Loss on impairment of intangible assets	900	1,103	(18)%	900	1,103	(18)%
(Gain) loss on asset disposals, net	7,163	4,032	78%	15,054	12,376	22%
(Gain) loss on sale of business and other exit costs, net	(17,886)	(49,108)	64%	(23,121)	(49,108)	53%
Total operating expenses	246,838	214,841	15%	1,018,701	955,548	7%

Operating income	$14,118	$49,454	(71)%	$19,657	$105,309	(81)%

Array Digital Infrastructure, Inc. Highlights
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
Array	2025	2024	2025 vs. 2024	2025	2024	2025 vs. 2024
(Dollars in thousands)
Operating revenues
Site rental	$54,990	$26,019	N/M	$154,654	$102,610	51%
Services	5,338	70	N/M	8,307	323	N/M
Total operating revenues	60,328	26,089	N/M	162,961	102,933	58%

Operating expenses
Cost of operations (excluding Depreciation, amortization and accretion reported below)	22,823	20,174	13%	79,485	72,997	9%
Selling, general and administrative	15,381	23,559	(35)%	84,444	102,556	(18)%
Depreciation, amortization and accretion	12,402	12,156	2%	48,262	47,212	2%
Loss on impairment of licenses	—	—	N/M	47,679	136,234	(65)%
(Gain) loss on asset disposals, net	1,125	219	N/M	1,746	809	N/M
(Gain) loss on license sales and exchanges, net	—	(900)	N/M	(6,123)	3,460	N/M
Total operating expenses	51,731	55,208	(6)%	255,493	363,268	(30)%

Operating income (loss)	$8,597	$(29,119)	N/M	$(92,532)	$(260,335)	64%

N/M - Percentage change not meaningful

Telephone and Data Systems, Inc.
Financial Measures
(Unaudited)

Free Cash Flow

	Year Ended December 31,
TDS Consolidated	2025	2024
(Dollars in thousands)
Cash flows from operating activities - continuing operations (GAAP)	$338,284	$295,780
Cash paid for additions to property, plant and equipment	(390,529)	(365,446)
Cash paid for software license agreements	(1,933)	(1,251)
Free cash flow - continuing operations (Non-GAAP)[1]	$(54,178)	$(70,917)
1Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment and Cash paid for software license agreements.

Telephone and Data Systems, Inc.
EBITDA, Adjusted EBITDA, Adjusted OIBDA and AFCF Reconciliations
(Unaudited)

The following table reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income (loss) and Income (loss) before income taxes.

	Three Months Ended December 31,		Year Ended December 31,
TDS Telecom	2025	2024	2025	2024
(Dollars in thousands)
Net income (GAAP)	$8,187	$34,008	$27,516	$84,901
Add back or deduct:
Income tax expense (benefit)	9,595	20,301	10,157	35,040
Income before income taxes (GAAP)	17,782	54,309	37,673	119,941
Add back or deduct:
Interest expense	(2,487)	(1,676)	(6,654)	(5,197)
Depreciation, amortization and accretion expense	76,720	71,713	300,196	270,660
EBITDA (Non-GAAP)	92,015	124,346	331,215	385,404
Add back or deduct:
Expenses related to strategic alternatives review	2,711	—	6,207	—
Loss on impairment of intangible assets	900	1,103	900	1,103
(Gain) loss on asset disposals, net	7,163	4,032	15,054	12,376
(Gain) loss on sale of business and other exit costs, net	(17,886)	(49,108)	(23,121)	(49,108)
Adjusted EBITDA (Non-GAAP)	84,903	80,373	330,255	349,775
Deduct:
Equity in earnings of unconsolidated entities	—	(8)	4	(7)
Interest and dividend income	1,522	1,892	6,440	5,483
Other, net	(345)	1,295	4,918	3,959
Adjusted OIBDA (Non-GAAP)	$83,726	$77,194	$318,893	$340,340

	Three Months Ended December 31,		Year Ended December 31,
Array	2025	2024	2025	2024
(Dollars in thousands)
Net income (loss) from continuing operations (GAAP)	$41,764	$11,832	$172,267	$(80,464)
Add back or deduct:
Income tax expense (benefit)	23,332	(3,656)	(31,148)	(19,256)
Income (loss) before income taxes (GAAP)	65,096	8,176	141,119	(99,720)
Add back:
Interest expense	11,989	3,203	28,222	12,405
Depreciation, amortization and accretion expense	12,402	12,156	48,262	47,212
EBITDA (Non-GAAP)	89,487	23,535	217,603	(40,103)
Add back or deduct:
Expenses related to strategic alternatives review	95	1,607	2,444	21,521
Loss on impairment of licenses	—	—	47,679	136,234
(Gain) loss on asset disposals, net	1,125	219	1,746	809
(Gain) loss on license sales and exchanges, net	—	(900)	(6,123)	3,460
Short-term imputed spectrum lease income	(38,619)	—	(69,033)	—
Adjusted EBITDA (Non-GAAP)	52,088	24,461	194,316	121,921
Deduct:
Equity in earnings of unconsolidated entities	26,301	37,919	173,754	161,364
Interest and dividend income	3,649	2,579	18,917	11,656
Other, net	(81)	—	169	—
Adjusted OIBDA (Non-GAAP)	$22,219	$(16,037)	$1,476	$(51,099)

Array Adjusted Free Cash Flow (AFCF)
AFCF is a non-GAAP measure defined as Net income from continuing operations adjusted for the items set forth in the reconciliation below. AFCF is not a measure of financial performance under GAAP and should not be considered as an alternative to Net income from continuing operations or as an indicator of cash flows.
Management believes AFCF is a useful measure of Array’s cash generated from operations and its noncontrolling investment interests. The following table reconciles AFCF to the corresponding GAAP measure, Net income from continuing operations. This measure is presented following the sale of Array's wireless operations to T-Mobile on August 1, 2025, at which time the primary business operations for Array changed from providing wireless communications services to a standalone tower company. Array modified its AFCF metric for the three months ended December 31, 2025 to adjust for cash taxes paid in the quarter, which management believes best reflects cash generated from operations and investments. Under the modified presentation, the comparative calculation of AFCF for the three months ended September 30, 2025 would have been $63.4 million.

Three Months Ended December 31, 2025
(Dollars in thousands)
Net income from continuing operations - Array (GAAP)	$41,764
Add back or deduct:
Income tax expense	23,332
Cash paid for income taxes	(191)
Stock-based compensation expense	259
Short-term imputed spectrum lease income	(38,619)
Amortization of deferred debt charges	946
Equity in earnings of unconsolidated entities	(26,301)
Distributions from unconsolidated entities	65,867
(Gain) loss on asset disposals, net	1,125
Depreciation, amortization and accretion	12,402
Expenses related to strategic alternatives review	95
Straight line and other non-cash revenue adjustments	(5,190)
Straight line expense adjustment	1,398
Maintenance and other capital expenditures	(2,025)
Adjusted Free Cash Flow from continuing operations - Array (Non-GAAP)	$74,862